                                                                   EXHIBIT 99.10

DEBTOR: AMCV CRUISE OPERATIONS, INC.                 CASE NUMBER: 01-10967 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached November Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ STEVE MOELLER
----------------------------
Steve Moeller
Director, Accounting

DEBTOR: AMCV CRUISE OPERATIONS, INC.                 CASE NUMBER: 01-10967 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to November Monthly Operating Report

                Summary Of Bank,Investment & Petty Cash Accounts    Attachment 1
Summary                    AMCV Cruise Operations, Inc.
AMCV Cruise                  Case No: 01-10967 (JCA)                   UNAUDITED
Operations, Inc            For Month Of November 2002

                                                       Balances
                                           --------------------------------      Receipts &               Bank
                                              Opening           Closing         Disbursements           Statements       Account
Account                                    As Of 11/01/02    As Of 11/30/02       Included               Included       Reconciled
-------                                    --------------    --------------     -------------           ----------      ----------
AHC - Certificate Of Deposit *                  25,000.00         25,000.00     Yes                     No - Not        Yes
Bank One                                                                                                Concentration
Account # - 880058451981                                                                                Account

AHC - Certificate Of Deposit *                  25,000.00         25,000.00     Yes                     No - Not        Yes
Bank One                                                                                                Concentration
Account # - 880058452369                                                                                Account

AMCV Cruise Ops                                 85,507.27         99,358.59     Yes                     Yes             Yes
Master Cash
First Union National Bank
Account # - 2090002602362

AMCV Escrow - Gohagan                                0.00              0.00     Yes                     No - Not        Yes
LaSalle Bank                                                                                            Concentration
Account # - 62-8766-40-4                                                                                Account

American Classic Voyages                             0.00              0.00     No -                    No -            No -
Fleet Bank                                                                      Account                 Account         Account
Account # - 941-9148945                                                         closed                  closed          closed

Weston Office                                      257.91            353.45     Yes                     Not A Bank      Yes
Petty Cash                                                                                              Account


* Proceeds From Matured Certficates Of Deposit Being Retained By Bank One While They Pursue Recovery Of Equivalent Amounts Relating To Letters Of Credits That Were Exercised After The Filing For Bankruptcy Where These Certificates Of Deposits Were Collateral

                            Receipts & Disbursements              Attachment 2-1
                          AMCV Cruise Operations, Inc.
R&D - Bank One               Case No: 01-10967 (JCA)                   UNAUDITED
- AHC CD (86)                       Bank One
                           AHC Certificate Of Deposit
                            Account # - 880058451981
                         1 November 02 - 30 November 02

Opening Balance - 1 November 02
                       25,000.00


Receipts





                        --------
                            0.00             Total Receipts


Disbursements





                       ---------
                            0.00             Total Disbursements



Closing Balance - 30 November 02
                       25,000.00

                            Receipts & Disbursements              Attachment 2-2
                          AMCV Cruise Operations, Inc.
R&D - Bank One              Case No: 01-10967 (JCA)                    UNAUDITED
- AHC CD (87)                       Bank One
                           AHC Certificate Of Deposit
                            Account # - 880058452369
                         1 November 02 - 30 November 02

Opening Balance - 1 November 02
                                  25,000.00


Receipts





                                  ---------
                                       0.00             Total Receipts


Disbursements





                                  ---------
                                       0.00             Total Disbursements



Closing Balance - 30 November  02
                                  25,000.00

                            Receipts & Disbursements              Attachment 2-3
                          AMCV Cruise Operations, Inc.
R&D - First Union            Case No: 01-10967 (JCA)                   UNAUDITED
AMCV Cruise Ops                    First Union
Master Cash                AMCV Cruise Ops Master Cash
                            Account # - 2090002602362
                         1 November 02 - 30 November 02

Opening Balance - 1 November 02
                                   85,507.27


Receipts


                                   ---------
                                   13,854.82             Misc Deposits




                                   13,854.82             Total Receipts


Disbursements




                                       (3.50)            Bank Fees
                                   ---------
                                       (3.50)            Total Disbursements



Closing Balance - 30 November 02
                                   99,358.59

                            Receipts & Disbursements              Attachment 2-4
                          AMCV Cruise Operations, Inc.
R&D - LaSalle                Case No: 01-10967 (JCA)                   UNAUDITED
AMCV Escrow - Gohagan               LaSalle
                              AMCV Escrow - Gohagan
                            Account # - 62-8766-40-4
                         1 November 02 - 30 November 02

Opening Balance - 01 November 02
                                           0.00


Receipts
                                           0.00      Interest Earned




                                          -----
                                           0.00      Total Receipts


Disbursements

                                           0.00      Fees



                                          -----
                                           0.00      Total Disbursements



Closing Balance - 30 November 02
                                           0.00

                            Receipts & Disbursements              Attachment 2-5
                          AMCV Cruise Operations, Inc.
                             Case No: 01-10967 (JCA)                   UNAUDITED
Petty Cash                       Weston Office
                                   Petty Cash
                                 Account # - NA
                         1 November 02 - 30 November 02

Opening Balance - 1 November 02
                                          257.91


Receipts



                                          600.00       Deposit




                                        -------
                                          600.00       Total Receipts


Disbursements


                                         (100.00)      Cleaning Services
                                         (380.56)      Office Supplies (Toner, Year end tax forms)
                                          (23.90)      Sundries
                                                       Miscellaneous Supplies


                                        -------
                                         (504.46)      Total Disbursements



Closing Balance - 30 November 02
                                          353.45

AMCV US SET OF BOOKS                                             Date: 11-DEC-02
                                                                        16:48:27
INCOME STATEMENT - ATTACHMENT 4                                        Page:   1
Current Period: NOV-02

currency USD
Company=15 (AMCV OPS)

                                                          PTD-Actual
                                                          30-Nov-02
                                                         -----------
Revenue
Gross Revenue                                                   0.00
Allowances                                                      0.00
                                                         -----------
Net Revenue                                                     0.00

Operating Expenses
Air                                                             0.00
Hotel                                                           0.00
Commissions                                                     0.00
Onboard Expenses                                                0.00
Passenger Expenses                                              0.00
Vessel Expenses                                                 0.00
Layup/Drydock Expense                                           0.00
Vessel Insurance                                                0.00
Total Operating Expenses                                        0.00
                                                         -----------
Gross Profit                                                    0.00
                                                         -----------
SG&A Expenses
General and Admin Expenses                                 53,676.17
Sales & Marketing                                               0.00
Start-Up Costs                                                  0.00
                                                         -----------
Total SG&A Expenses                                        53,676.17
                                                         -----------
EBITDA                                                    (53,676.17)

Depreciation                                                    0.00
                                                         -----------
Operating Income                                          (53,676.17)

Other Expense/(Income)
Interest Income                                                 0.00
Equity in Earnings for Sub                                (62,732.85)
Reorganization expenses                                         0.00
                                                         -----------
Total Other Expense/(Income)                               62,732.85
                                                         -----------
Net Pretax Income/(Loss)                                 (116,409.02)

Income Tax Expense                                              0.00
                                                         -----------
Net Income/(Loss)                                        (116,409.02)
                                                         ===========

AMCV US SET OF BOOKS                                    Date: 11-DEC-02 16:54:11
BALANCE SHEET - ATTACHMENT 5                                           Page:   1
Current Period: NOV-02

currency USD
Company=15 (AMCV OPS)

                                             YTD-Actual           YTD-Actual
                                              30-Nov-02           22-Oct-01
                                           ---------------      --------------
         ASSETS

         Cash and Equivalent                    (55,810.31)       1,723,947.86

         Restricted Cash                        450,000.00          219,000.00

         Marketable Securities                   50,000.00           50,000.00

         Accounts Receivable                          0.00           99,684.62

         Inventories                                  0.00                0.00

         Prepaid Expenses                       344,789.54          522,662.13

         Other Current Assets                     3,600.00            1,750.00
                                           ---------------       -------------
         Total Current Assets                   792,579.23        2,617,044.61


         Fixed Assets                                 0.00        9,371,627.23

         Accumulated Depreciation                     0.00         (453,764.30)
                                           ---------------       -------------
         Net Fixed Assets                             0.00        8,917,862.93


         Net Goodwill                                 0.00                0.00

         Intercompany Due To/From            (5,074,813.55)       2,150,807.43

         Net Deferred Financing Fees                  0.00                0.00

         Net Investment in Subsidiaries    (521,760,382.70)      66,329,274.35
                                           ---------------       -------------
         Total Other Assets                (526,835,196.25)      68,480,081.78
                                           ---------------       -------------
         Total Assets                      (526,042,617.02)      80,014,989.32
                                           ===============       =============

AMCV US SET OF BOOKS                                    Date: 11-DEC-02 16:54:11
BALANCE SHEET - ATTACHMENT 5                                           Page:   2
Current Period: NOV-02

currency USD
Company=15 (AMCV OPS)

                                                YTD-Actual            YTD-Actual
                                                30-Nov-02             22-Oct-01
                                              ---------------      --------------
         LIABILITIES

         Accounts Payable                           74,500.29            5,363.60

         Accrued Liabilities                        12,323.34          289,488.87

         Deposits                                        0.00                0.00
                                              ---------------       -------------
         Total Current Liabilities                  86,823.63          294,852.47


         Long Term Debt                                  0.00                0.00

         Other Long Term Liabilities                     0.00                0.00
                                              ---------------       -------------
         Total Liabilities                          86,823.63          294,852.47


         Liabilities Subject to Compromise      29,492,908.96       32,307,000.02


         OWNER'S EQUITY

         Common Stock                               10,440.25           10,440.25

         Add'l Paid In Capital                 112,772,392.56      112,772,392.56

         Current Net Income (Loss)            (600,644,048.85)     (37,037,717.81)

         Retained Earnings                     (67,761,133.57)     (28,331,978.17)
                                              ---------------       -------------
         Total Owner's Equity                 (555,622,349.61)      47,413,136.83
                                              ---------------       -------------
         Total Liabilities & Equity           (526,042,617.02)      80,014,989.32
                                              ===============       =============

AMCV Cruise Operations            ATTACHEMENT 6                   01-10967 (JWV)
                    Summary List of Due To/Sue From Accounts
                      For the Month Ended November 30, 2002

                                                               BEGINNING                                              ENDING
AFFILIATE NAME                              CASE NUMBER         BALANCE           DEBITS          CREDITS             BALANCE
American Classic Voyages Co.                01-10954         (82,196,217.99)     536,292.05       60,820.34       (81,720,746.28)
AMCV Holdings, Inc.                         01-10973            (223,043.32)      21,972.24              --          (201,071.08)
The Delta Queen Steamboat Co.               01-10970        (102,746,222.39)     121,683.51      537,976.24      (103,162,515.12)
DQSB II, Inc.                               01-10974               2,330.40              --              --             2,330.40
Great AQ Steamboat, L.L.C.                  01-10960          22,866,931.85              --              --        22,866,931.85
Great Pacific NW Cruise Line, L.L.C.        01-10977           9,434,276.58              --              --         9,434,276.58
Great River Cruise Line, L.L.C.             01-10963           9,463,658.43              --              --         9,463,658.43
Great Ocean Cruise Line, L.L.C.             01-10959          22,093,131.96              --              --        22,093,131.96
Cruise America Travel, Incorporated         01-10966           4,057,165.15              --              --         4,057,165.15
Delta Queen Coastal Voyages, L.L.C.         01-10964            (190,721.38)             --              --          (190,721.38)
Cape Cod Light, L.L.C.                      01-10962           3,950,183.20              --              --         3,950,183.20
Cape May Light, L.L.C.                      01-10961           8,127,233.11              --              --         8,127,233.11
Project America, Inc.                       N/A              (4,501,177.23)              --              --        (4,501,177.23)
Oceanic Ship Co.                            N/A               57,690,858.86              --              --        57,690,858.86
Project America Ship I, Inc.                N/A                  111,968.41              --              --           111,968.41
Ocean Development Co.                       01-10972           1,559,238.61              --              --         1,559,238.61
Great Hawaiian Cruise Line, Inc.            01-10975             (22,292.97)             --              --           (22,292.97)
Great Hawaiian Properties Corporation       01-10971          (6,116,875.06)             --              --        (6,116,875.06)
American Hawaii Properties Corporation      01-10976           5,188,990.02              --              --         5,188,990.02
Great Independence Ship Co.                 01-10969          36,656,636.93              --              --        36,656,636.93
CAT II, Inc.                                01-10968           9,637,982.06              --              --         9,637,982.06
                                                           ----------------     -----------     -----------      ---------------
                                                              (5,155,964.77)     679,947.80      598,796.58        (5,074,813.55)
                                                           ================     ===========     ===========      ===============

                          AMCV Cruise Operations, Inc.
                                 01-10967 (JWV)




                            Accounts Receivable Aging
                             As of November 30, 2002







                                  Attachment 7


                                 Not Applicable

ACCOUNTS PAYABLE TRIAL BALANCE                                      ATTACHMENT 8
AS OF NOVEMBER 31, 2002

LIABILITY ACCOUNT:  15-000-220102-00000

                                                                                                          REMAINING
SUPPLIER NAME                        INVOICE NUMBER        INVOICE DATE    AMOUNT       AMOUNT        INVOICE DESCRIPTION
-------------                        --------------        ------------  ----------   -----------     -------------------
BENTON COUNTY TRUSTEE                123101                 31-Dec-01    $ 1,549.91   $  1,549.91  PROPERTY ADDRESS BL000400

BILL NOBLES, TRUSTEE                 123101B                31-Dec-01    $ 1,704.40   $  1,704.40  BILL NUMBER 145214
                                     123101A                31-Dec-01    $ 1,963.66   $  1,963.66  BILL NUMBER 145375
                                     Total for Supplier :                $ 3,668.06   $  3,668.06

BOB PATTERSON, TRUSTEE               123101B                31-Dec-01    $ 7,025.24   $  7,025.24  FOLIO NUMBER 6BL-0004-0-00000-0
                                     123101A                31-Dec-01    $ 5,059.38   $  5,059.38  FOLIO NUMBER 1BL-0004-0-00000-0
                                     Total for Supplier :                $12,084.62   $ 12,084.62

BROWNING-FERRIS INDUSTRIES           0221820-020100-0278    31-Jan-02    $ 1,097.64   $ (1,097.64)

CARL E. LEVI, CITY TREASURER         123101                 31-Dec-01    $ 1,400.93   $  1,400.93  BILL#76013

CHARLIE CALDWELL, TRUSTEE            123101B                31-Dec-01    $ 2,807.17   $  2,807.17  ACCOUNT NUMBER 000000516
                                     123101A                31-Dec-01    $ 2,459.26   $  2,459.26  ACCOUNT NUMBER 000000340
                                     Total for Supplier :                $ 5,266.43   $  5,266.43

CITY OF PORTLAND                     123101                 31-Dec-01    $   100.00   $    100.00  AMERICAN CLASSIC VOYAGES, INC.

CITY TAX COLLECTOR                   123101                 31-Dec-01    $    51.77   $     51.77  PROPERTY ADDRESS BL000400

COUNTY TRUSTEE                       123101                 31-Dec-01    $ 1,299.20   $  1,299.20  PROPERTY ADDRESS BL000400

DECATUR COUNTY TRUSTEE               123101                 31-Dec-01    $   991.66   $    991.66  PROPERTY ADDRESS BL000400

DEPARTMENT OF REVENUE AND TAXATION   123101A                31-Dec-01    $    10.00   $     10.00  PROJECT AMERICA, INC.

DICKSON COUNTY TRUSTEE               123101                 31-Dec-01    $   166.48   $    166.48  PROPERTY ADDRESS BL000400

DIRECTV                              0032-006733024         26-Dec-01    $    60.33   $     60.33  #006733024
                                     0031-006733024         26-Nov-01    $    60.33   $     60.33  ACCT#006733024
                                     0030-006733024A        26-Oct-01    $    60.33   $     60.33  ACCT#006733024
                                     0024-006733024C        23-Apr-01    $  (659.33)  $   (659.33) OVERPAID CK#4002327
                                                                                                     ACCT#006733024
                                     Total for Supplier :                $  (478.34)  $   (478.34)

DIVERSEY LEVER, INC.                 30706                  18-Dec-01    $   (8.97)   $     (8.97) FUEL SURCHARGE CREDIT

DYER COUNTY TRUSTEE                  123101                 31-Dec-01    $ 2,915.08   $  2,915.08  PROPERTY ADDRESS BL000400

ENTERGY                              0415-051402CR          14-May-02    $12,699.89)  $(12,699.89)
                                     0415-051402B           14-May-02    $12,699.89   $ 12,699.89
                                     Total for Supplier :                $       --   $        --

HARDIN COUNTY TRUSTEE                123101                 31-Dec-01    $ 2,254.32   $  2,254.32  HARDIN COUNTY PROPERTY TAX

HENRY COUNTY TRUSTEE                 123101                 31-Dec-01    $   323.79   $    323.79  PROPERTY ADDRESS BL000400

HOUSTON COUNTY TRUSTEE               123101                 31-Dec-01    $   303.80   $    303.80  HOUSTON COUNTY PROPERTY TAX

HUMPHREYS COUNTY TRUSTEE             123101                 31-Dec-01    $ 1,014.31   $  1,014.31  PROPERTY ADDRESS BL000400

ICS LOGISTICS                        0305115                19-Apr-02        411.14        411.14
                                     0304250                12-Apr-02    $ 1,464.00   $  1,464.00
                                     0303296                 5-Apr-02    $   214.50   $    214.50
                                     0301324                29-Mar-02    $ 1,872.75   $  1,872.75
                                     0300501                22-Mar-02    $ 1,039.50   $  1,039.50
                                     0299608                15-Mar-02    $   965.25   $    965.25
                                     0294084                 8-Feb-22    $   230.00   $    230.00
                                     0288151                 4-Jan-02    $   990.00   $    990.00
                                     0283961                 7-Dec-01    $   990.00   $    990.00
                                     0277999                 2-Nov-01    $   990.00   $    990.00
                                     0245847B               12-Oct-01    $ 1,056.00   $  1,056.00
                                     Total for Supplier :                $10,223.14   $ 10,223.14

IIS INC                              061002                 10-Jun-02    $ 1,595.00   $ (1,595.00)

KEENAN STAFFING INC.                 50012872                7-Sep-02    $   506.88   $    506.88  TEMP HELP A DAVIS

LAKE COUNTY TRUSTEE                  123101                 31-Dec-01    $ 5,781.44   $  5,781.44  PROPERTY ADDRESS BL000400

LAURA MAX RACINE, TIPTON COUNTY      123101                 31-Dec-01    $ 2,110.19   $  2,110.19  TIPTON COUNTY PERSONAL PROPERTY
  TRUSTEE                                                                                            TAX

MARION COUNTY TRUSTEE                123101                 31-Dec-01    $ 1,594.57   $  1,594.57  MARION COUNTY PROPERTY TAX

MCI WORLDCOM CONFRENCING             120101                  1-Dec-01    $   (46.07)  $    (46.07) 01-00005980958-00691

ACCOUNTS PAYABLE TRIAL BALANCE                                      ATTACHMENT 8
AS OF NOVEMBER 31, 2002

LIABILITY ACCOUNT:  15-000-220102-00000

                                                                                                          REMAINING
SUPPLIER NAME                        INVOICE NUMBER        INVOICE DATE    AMOUNT       AMOUNT        INVOICE DESCRIPTION
-------------                        --------------        ------------  ----------   -----------     -------------------
MONTGOMERY COUNTY TRUSTEE            123101                 31-Dec-01    $ 2,694.83   $  2,694.83  PROPERTY ADDRESS BL000400

NATCHEZ WATER WORKS                  40902                   9-Apr-02    $   (18.36)  $    (18.36) #13418

NYS LLC/LLP FEE                      123101B                31-Dec-01    $   325.00   $    325.00  DELTA QUEEN COASTAL VOYAGES,
                                                                                                     L.L.C.
                                     123101A                31-Dec-01    $   325.00   $    325.00  CAPE MAY LIGHT, L. L. C.
                                     Total for Supplier :                $   650.00   $    650.00

PAUL MEADOW, TRUSTEE                 123101                 31-Dec-01    $ 4,646.31   $  4,646.31  LAUDERDALE COUNTY PROPERTY TAX

PERRY COUNTY                         123101                 31-Dec-01    $   544.04   $    544.04  PROPERTY ADDRESS BL000400

SOMERSET REFINERY, INC.              12718B                 25-Oct-01    $ 3,771.46   $      0.01  PO#11923

SOUTHWESTERN BELL                    0227 122401            24-Dec-01    $   (14.66)  $    (14.66) 314-436-0227-138-8
                                     8922 120401             4-Dec-01    $    (7.62)  $     (7.62) 573 221-8922 555-7
                                     Total for Supplier :                $   (22.28)  $    (22.28)

STATE OF NEW JERSEY                  123101                 31-Dec-01    $   340.00   $    340.00  DELTA QUEEN STEAMBOAT COMPANY

STATE OF NEW JERSEY - CBT            123101                 31-Dec-01    $   340.00   $    340.00  DQSB II, INC

STEWART COUNTY TRUSTEE               123101                 31-Dec-01    $ 2,569.98   $  2,569.98  PROPERTY ADDRESS BL000400

TAX COLLECTOR                        123101                 31-Dec-01    $   240.81   $    240.81  PROPERTY ADDRESS BL000400

TENNESSEE DEPARTMENT OF REVENUE      123101                 31-Dec-01    $ 7,000.00   $  7,000.00  DELTA QUEEN STEAMBOAT COMPANY

THOMPSON & FLORY                     17700116               31-May-02    $    22.86   $     22.86  LEGAL SVCS THRU 3/31/02 RE:
                                                                                                     ASBESTOS
THOMPSON & FLORY                     17700770               31-May-02    $   175.00   $    175.00  LEGAL SVCS THRU 3/31/02 RE:
                                                                                                     ASBESTOS
THOMPSON & FLORY                     17706639               30-Jun-02    $    26.23   $     26.23  LEGAL SVCS THRU 4/30/02 RE:
                                                                                                     ASBESTOS
THOMPSON & FLORY                     17713939               31-Jul-02    $    23.80   $     23.80  LEGAL SVCS THRU 5/31/02 RE:
                                                                                                     ASBESTOS
THOMPSON & FLORY                     17717108               31-Aug-02    $    24.77   $     24.77  LEGAL SVCS THRU 6/30/02 RE:
                                                                                                     ASBESTOS
                                     Total for Supplier :                $   272.66   $    272.66

TREASURER, CITY OF MEMPHIS           123101                 31-Dec-01    $ 2,626.70   $  2,626.70  ACCOUNT NUMBER TBL000400

WAYNE COUNTY TRUSTEE                 123101                 31-Dec-01    $   205.03   $    205.03  PROPERTY ADDRESS BL000400

WEST VIRGINIA STATE TAX DEPARTMENT   123101                 31-Dec-01    $ 2,010.00   $  2,010.00  AMERICAN CLASSIC VOYAGES, INC.

WITHERS/SUDDATH RELOCATION SYSTEMS,
  INC.                               145196                 30-Oct-01    $ 1,040.00   $     10.00  60 DOLLIE LOADS

TOTAL FOR LIABILITY ACCOUNT:                                             $84,687.02   $ 74,500.29

TOTAL FOR REPORT:                                                        $84,687.02   $ 74,500.29

DEBTOR: AMCV CRUISE OPERATIONS, INC.                 CASE NUMBER: 01-10967 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. During August, the Debtor funded three escrow accounts each in the amount of $150,000. Each escrow account was required for a pending P&I insurance claim. The Debtor cannot currently determine how much, if any, the ultimate settlement will be for each claim.